UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2018

Date of Report (Date of earliest event reported)

QUALITY CARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37805	81-2898967
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

7315 Wisconsin Avenue, Suite 550 East

Bethesda, MD  20814

(Address of principal executive offices) (Zip Code)

(240)  223-4680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

As previously announced, on August 17, 2017, Quality Care Properties, Inc. (“QCP” or the “Company”) filed a complaint in Superior Court of the State of California for the County of Los Angeles against its principal tenant, HCR III Healthcare, LLC (“HCR III”) and its parent, HCR ManorCare, Inc. (together, “HCR ManorCare”), seeking the appointment of an independent receiver for QCP’s skilled nursing and assisted living/memory care facilities.  QCP had previously extended the deadline for HCR ManorCare’s response to QCP’s receivership complaint to January 26, 2018.  On January 26, 2018, HCR ManorCare responded to the complaint by filing a motion to dismiss certain claims in the receivership complaint.

HCR ManorCare continues to be in default under the Master Lease and Security Agreement, dated as of April 7, 2011, as amended and supplemented (the “Master Lease”), and the Guaranty of Obligations effective as of February 11, 2013 with respect to obligations under the Master Lease.  Furthermore, HCR ManorCare has failed to pay the Reduced Cash Rent amount of $14 million due on January 25, 2018 under the Master Lease.

As a result of the foregoing, QCP intends to pursue available judicial paths, will object to HCR ManorCare’s request for dismissal of the receivership action and will continue to pursue the receivership complaint.

For additional information regarding the risks to QCP associated with HCR ManorCare, see “Risk Factors” included in QCP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, which is available on QCP’s website at www.qcpcorp.com and at www.sec.gov.

Safe Harbor Statement

Certain statements in this document that are not historical statements of fact may be deemed “forward-looking statements.”  The Company intends to have its forward-looking statements covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with those provisions.  Forward-looking statements include, among other things, the Company’s statement regarding its pursuit of available judicial paths and the receivership complaint.  Forward-looking statements speak only as of the date of this Current Report on Form 8-K.  Except as may be required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, the Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2018

Quality Care Properties, Inc.

By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Financial Officer